TeraWulf Achieves 5.5 EH/s and 160 MW of Bitcoin Mining Capacity

Industry-leading power cost of approximately $6.2k per bitcoin produced in May 2023

Near-term ability to expand capacity by up to 150 MW at existing sites

Proprietary Bitcoin mining fleet powered by more than 91% zero-carbon energy

EASTON, Md. – June 22, 2023 – TeraWulf Inc. (Nasdaq: WULF) (“TeraWulf” or the “Company”), owner and operator of vertically integrated, domestic Bitcoin mining facilities powered by more than 91% zero-carbon energy, today announced the Company has successfully achieved 5.5 EH/s and 160 MW of operating capacity following the completion of Building 2 at its wholly-owned Lake Mariner facility in New York.

TeraWulf began mining bitcoin at the Lake Mariner facility in March 2022 and, with the completion of Building 2, now has 110 MW and 3.6 EH/s of operational mining capacity. The Lake Mariner facility sources grid power in Western New York, where over 91% of market energy comes from zero-carbon resources, primarily hydro and nuclear.

The Company began mining at the Nautilus facility, a joint venture with Cumulus Coin, LLC, in February 2023 and deployed its full share in phase one of the facility – 50 MW and 1.9 EH/s – in April 2023. The Nautilus facility represents the first behind-the-meter Bitcoin mining facility of its kind, directly sourcing reliable, carbon-free, 24x7 baseload power from the 2.5 GW Susquehanna nuclear generation station in Pennsylvania.

NASDAQ CONGRATULATES
TERAWULF
ON ACHIEVING 5.5 EH/S
OF OPERATIONAL MINING
CAPACITY
TERAWULF
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Organic Expansion Capability

TeraWulf can significantly expand mining operations at its existing sites. The Lake Mariner facility can expand by another 100 MW in the near term and up to 500 MW in total. At the nuclear-powered Nautilus facility, TeraWulf retains the option to expand its mining capacity by 50 MW.

“Our two sites were strategically developed with expansion potential as a key characteristic. Everything from our power import capacity to the layout of our warehouses and racks is designed to grow,” said Paul Prager, Chairman and CEO of TeraWulf. “Scalability and adaptability are vital, and our Lake Mariner and Nautilus facilities possess both. With today’s announcement, having achieved 5.5 EH/s and 160 MW of Bitcoin mining capacity as promised, we look forward to now setting our sights on future growth.”

TeraWulf has also developed a strong, collaborative relationship with the leading mining equipment manufacturer, BITMAIN, which supports preferred access and advantaged cost structures for ASIC miners. Bozhao Yu, Antminer Sales Director of NCSA Region, BITMAIN commented, “The achievement of 5.5 EH/s of mining capacity marks a key milestone for TeraWulf. With a combination of BITMAIN Antminers, including S19 XP Pro miners, which have an energy efficiency of 21.5 J/TH, and S19j Pro and S19 Pro miners, which have an energy efficiency of 29.5 J/TH, the Company has one of the most efficient mining fleets in the sector. We are confident in TeraWulf’s vertically integrated, sustainable, and low-cost business as we continue to expand our long-term partnership with the Company.”

About TeraWulf

TeraWulf (Nasdaq: WULF) owns and operates vertically integrated, environmentally clean Bitcoin mining facilities in the United States. Led by an experienced group of energy entrepreneurs, the Company currently has two Bitcoin mining facilities: its wholly-owned Lake Mariner facility in New York, and the Nautilus Cryptomine facility in Pennsylvania, a joint venture with Cumulus Coin, LLC. TeraWulf generates domestically produced Bitcoin powered by utilizing nuclear and hydro energy with a goal of utilizing 100% zero-carbon energy. With a core focus on ESG that ties directly to its business success, TeraWulf expects to offer attractive mining economics at an industrial scale.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of Bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of cryptocurrency mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in Bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (8) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (9) employment workforce factors, including the loss of key employees; (10) litigation relating to TeraWulf, RM 101 f/k/a IKONICS Corporation and/or the business combination; (11) the ability to recognize the anticipated objectives and benefits of the business combination; (12) potential differences between the unaudited results disclosed in this release and the Company’s final results when disclosed in its Annual Report on Form 10-K as a result of the completion of the Company’s final adjustments, annual audit by the Company’s independent registered public accounting firm, and other developments arising between now and the disclosure of the final results; and (13) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.

Company Contact:
Jason Assad

Director of Corporate Communications
assad@terawulf.com